UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

ING Life Insurance and Annuity Company

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(Exact name of registrant as specified in its charter)

CONNECTICUT

(State of Incorporation)

333-130827, 333-130833, 333-133151, 333-133157, 333-133158

(Commission File Numbers)

#71-0294708

(IRS Employer Identification Number)

151 Farmington Avenue, Hartford, CT 06156

(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code      860-723-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

THIS FILING IS MADE IN ACCORDANCE WITH ITEM NO. 1.01 OF SECTION 1 OF FORM 8-K:

Item 1.01	Entry into a Material Definitive Agreement

On September 6, 2006, Northfield Windsor LLC and John Moriarty & Associates, Inc. (“the “Contractor”) entered into an agreement AIA document A111-1997 Standard Form of Agreement between Owner and Contractor, as modified ( the “Agreement”), a copy of which is filed with this Form 8-K as Exhibit 10.1. Under the Agreement, the Contractor has agreed to provide certain construction services for the construction of a 475,000 square foot corporate office facility (the “Corporate Campus”) to be located at 200 Northfield Drive, Windsor, Connecticut that will serve as the principal executive offices of ING Life Insurance and Annuity Company (the “Company”) and as corporate offices for other Hartford based operations of the Company and its affiliates (the “Windsor Property”). The Company is the sole member of Northfield Windsor LLC, a Connecticut limited liability company organized by the Company for the purpose of purchasing, owning, constructing, developing, leasing and managing the Windsor Property. The Corporate Campus contemplated by the Agreement is scheduled to be completed in three major phases, starting in fourth quarter 2007 and ending by January 2008. The sum of the cost of work, the Contractor’s fee and cost of subguard bonding is guaranteed by the Contractor not to exceed Seventy Million, Five Hundred Fifteen Thousand, Eight Hundred Twenty Three Dollars ($70,515,823), subject to Contractor’s incentive fee and additions and deductions by change order as provided in the Agreement. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Some of the statements in this Form 8-K should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as “expect,” “anticipate,” “believe,” or words of similar import generally involve forward-looking statements. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially.

Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the Company’s control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments, including, but not limited to, the following: (1) equity market volatility could negatively impact profitability and financial condition; (2) changes in interest rates could have a negative impact on profitability and financial condition; (3) the Company’s investment portfolio is subject to risks that may reduce the value of invested assets and adversely affect sales, profitability, and investment returns credited to contractowners; (4) the occurrence of natural or man-made disasters may adversely affect the Company's results of operation and financial condition; (5) changes in underwriting and actual experience could materially affect profitability; (6) a downgrade in the Company’s ratings may negatively affect profitability and financial condition; (7) competition could negatively affect the ability to maintain or increase profitability; (8) changes in federal income tax law could make some products less attractive to contractowners and increase tax costs; (9) litigation may adversely affect profitability and financial condition; (10) changes in regulation in the United

States and recent regulatory investigations may reduce profitability; (11) changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect profitability and financial condition; and (12) failure of the Company’s operating systems or a compromise of security with respect to operating systems or portable electronic devices could adversely affect the Company’s results of operation and financial condition. Investors are also directed to consider the risks and uncertainties discussed in the Company’s Quarterly Reports on Form 10-Q, its 2005 Annual Report on Form 10K/A and in other documents filed by the Company with the SEC. Except as may be required by the federal securities laws, the Company disclaims any obligation to update forward-looking information.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.

10.1	Agreement AIA document A111-1997 Standard Form of Agreement between Owner and Contractor, as modified, dated September 6, 2006 between Northfield Windsor LLC and John Moriarty & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ING Life Insurance and Annuity Company

(Registrant)

Date: September 11 , 2006	/s/James A. Shuchart
James A. Shuchart